Events After the Reporting Date	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Events After the Reporting Date
36.	EVENTS AFTER THE REPORTING DATE
In January 2023, the Group acquired certain fully vested share-based awards from the program participants for a cash consideration of approximately 1,820.
On March 15, 2023, the Listing Qualifications Staff of Nasdaq (the “Staff”) notified the Group that it had determined that the Company’s securities would be delisted from The Nasdaq Stock Market as of March 24, 2023, unless the Group appeals the Staff’s determination. On March 21, 2023, the Group submitted a request for a hearing to appeal such determination. Under the Nasdaq Listing Rules, a hearing will be held, to the extent practicable, within 45 days of such request, and the delisting of the ADSs will be stayed pending the issuance of a written decision of the hearings panel.
In March and April 2023, the Group made payments in relation to the Restructuring as disclosed in note 32.2.3.